SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) March 31, 2006.


                  THE AMERICAN EDUCATION CORPORATION
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)


           Nevada                 0-11078         73-1621446
----------------------------  ------------  -------------------
(State or other jurisdiction   (Commission     (IRS Employer
of incorporation)              File Number) Identification No.)


                 7506 N. Broadway Extension, Suite 505
                    Oklahoma City, Oklahoma  73116
         ---------------------------------------------------
         (Address of principal executive offices) (Zip Code)


                            (405) 840-6031
         ----------------------------------------------------
         (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange
Act (17 CFR 240.14a-12(b))

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))




Information to be Included in the Report

Item 8.01 Other events.

On November 14, 2005, The American Education Corporation issued the press release attached hereto as Exhibit 99.1 titled "THE AMERICAN EDUCATION CORPORATION ANNOUNCES EARNINGS FOR THE FOURTH QUARTER AND YEAR-ENDED DECEMBER 31, 2005."

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.      Description
-----------      -----------

   99.1 Company press release titled "THE AMERICAN EDUCATION CORPORATION ANNOUNCES EARNINGS FOR THE FOURTH QUARTER AND YEAR-ENDED DECEMBER 31, 2005," dated March 31, 2006.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AMERICAN EDUCATION CORPORATION



/s/ Jeffrey E. Butler
------------------------------------------
Jeffrey E. Butler, Chief Executive Officer

March 31, 2006





Exhibit 99.1

                             PRESS RELEASE


For further information contact:

Jeffrey E. Butler                    or                Geralyn DeBusk
The American Education Corporation     Halliburton Investor Relations
800-34APLUS or 800-222-2811                              972-458-8000
E-mail: jeb@amered.com
URL: www.amered.com

For Immediate Release


               THE AMERICAN EDUCATION CORPORATION ANNOUNCES
      EARNINGS FOR THE FOURTH QUARTER AND YEAR-ENDED DECEMBER 31, 2005


Oklahoma City, March 31, 2006: The American Education Corporation ("AEC") (OTC/BB: AEDU) reports a net loss after tax from consolidated operations for the year ended December 31, 2005, of $849,927 compared to a consolidated net loss of $343,260 for the prior fiscal year and a resulting loss of approximately $0.05 per diluted share for the year ended December 31, 2005, versus a loss of $0.02 per diluted share reported for fiscal 2004. These results are inclusive of a charge of $1,215,015 for the impairment of goodwill associated with the Company's subsidiary unit, Dolphin, Inc. Dolphin, a contract educational software development business unit, ceased to provide software development services to third parties and the remaining five key employees have been assigned development roles within the Company's product development department. In addition, the Company's 2005 financial results were also impacted by continued, but declining, costs associated with the UK-based Learning Pathways business unit, which was sold in November of 2005 to Learning.com.

Net consolidated revenues for the 2005 fiscal year decreased 4 percent to $9,819,396 from $10,186,517 reported in 2004. This decline in consolidated revenues is primarily attributable to the decision to withdraw the Dolphin business unit from the contract development services business in the second quarter of 2005, which was completed by the end of fiscal 2005. Revenue growth for the core AEC business was also negatively impacted, as previously announced, by regional weather events that occurred in the third and fourth quarters of 2005 in the Gulf Coast states. These unexpected weather events disrupted or delayed purchases by school districts, which were directly and indirectly impacted by the hurricanes in this important regional market for the Company. The AEC core domestic business unit posted revenues of $9,279,664 for fiscal 2005, representing a 0.6 percent decrease over revenues of $9,333,011 reported in 2004.

Consolidated 2005 operating margins, inclusive of an impairment of goodwill for Dolphin of $1,215,015, decreased 148 percent from $1,265,674 to a loss of $610,587 as compared the prior fiscal year. This decline in operating margins is a result of higher 2005 operating expenses incurred for legal, accounting, consulting, salary costs and impairment charges associated with various restructuring activities. During 2005, total consolidated operating expenses, inclusive of the continuing residual, but declining 2005 effects of Dolphin's operating expense and the goodwill write off, increased by 24 percent to $9,292,455 from the $7,522,597 reported for the prior year. Core AEC software publishing gross margins remained at approximately 97 percent of net revenues.

EBITDA decreased on a consolidated basis, with EBITDA for fiscal 2005 at $1,919,558 versus the $1,963,039 reported for the prior fiscal year, or a decline of 2 percent. The decline in EBITDA is also attributable to the continued residual operating costs experienced by the Company's Learning Pathways UK and Dolphin, Inc. subsidiaries in 2005. LPL was sold to Learning.com in November of 2005. Going forward, these costs, approximating $750,000 in fiscal 2005, will decline with respect to their impact on fiscal 2006's financial performance.

Consolidated net revenues for the fourth quarter ended December 31, 2005, decreased 21 percent to $1,831,982 compared with $2,313,044 reported in 2004. Operating losses for continuing operations for the fourth quarter reflect a loss of $363,386 versus a loss of $23,081 reported for the same quarter of 2004.

The AEC core business unit revenues declined 14 percent in the closing quarter of 2005 and this decline is believed to be an ongoing result of weather-related issues impacting the Company's important markets.




The American Education Corporation
Earnings Release for the Fourth Quarter and Year Ended 2005
March 31, 2006
Page 2


The Company's financial position at December 31, 2005 reflects the following changes: Total assets decreased 5 percent from $8,277,572 at December 31, 2004 to $7,834,377 at December 31, 2005; while working capital increased from $1,097,949 at December 31, 2004 to $1,605,268 at December 31, 2005. Current assets increased by 21 percent, while current liabilities increased by 7 percent. The Company's bank indebtedness was eliminated in 2005 versus the $371,862 reported at December 31, 2004. Shareholders' equity decreased 16 percent from $5,392,714 to $4,542,787 primarily as a result of the effect of the impairment of the goodwill of the Dolphin subsidiary.

Commenting on the Company's 2005 results, Jeffrey E. Butler, Chief Executive Officer of the Company, stated, "AEC management has indicated in prior 2005 press releases that the Company's Dolphin subsidiary operations were of concern and under close scrutiny with respect to alternatives. Dolphin's 2005 withdrawal from the contract business, downsizing and the refocus of a sharply reduced staff on mission critical AEC development tasks has been completed. The classification of the Company's investment in its Learning Pathway's UK as impaired at the end of fiscal 2004 and the sale of this business unit to Learning.com in November of 2005 largely completes the process of a material company restructuring. AEC is now focused on its core business and domestic opportunities.

"In summary, unexpected events disrupted the Company's revenue stream in the latter half of the year and the Company also experienced a range of unavoidable cost commitments that it could not defer during this same period. Many of these costs were related to unusually high legal and accounting expenses associated with restructuring efforts, including the plan to privatize the business. External events and a number of internal, essential, non-deferrable programs, which were committed to earlier in the year converged to adversely impact what was initially believed to be a good year for the Company. On the positive side, the Company is now fully focused on its domestic markets without the distractions of subsidiary operations.

"The Company is proceeding with its plans to privatize the business. Shareholders may expect additional filings relating to this program in by mid-April," he concluded.

The Company's Java-based technology, the A+nyWhere Learning System Versions 3.0 and 4.0 of educational software products, provides for an integrated offering of grade levels 1-12 software for Reading, Mathematics, Language Arts, Science, Writing, History, Government, Economics and Geography. In addition, the Company provides assessment testing and instructional content for the General Educational Development
(GED) test. All company products are designed to provide for LAN, WAN and Internet delivery options and support Windows, UNIX and Macintosh platforms. The Company has developed a computer adaptive, companion academic skill assessment testing tool to provide educators with the resources to more effectively use the Company's curriculum content aligned to important state and national academic standards. Spanish-language versions are available for Mathematics and Language Arts for grade levels 1-8. The Company's curriculum content is aligned to the other third party digital resources such as the GoKnow's, Internet accessible science curriculum and reference materials, which may be accessed directly from A+LS lessons. The A+LS comprehensive family of educational software is now in use in over 12,000 schools, centers of adult literacy, colleges and universities, and correctional institutions in the U.S., UK and other international locations. A+dvancer, the Company's diagnostic, prescriptive test and online, postsecondary developmental curriculum offering, is aligned to ACCUPLACER On-Line, the leading college admissions test for students requiring developmental support to enroll in full credit secondary coursework in mathematics, reading, algebra and writing.

Note: Certain matters discussed above concerning the future performance of the Company are forward-looking statements intended to qualify for the safe harbors from liabilities established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified as such by words such as "if," "may," "believes," "anticipates," "plans," "expects" or words of similar import. The future performance of the Company is subject to a number of factors including, but not limited to, general economic conditions, competitive activity and funding available to schools.



                   THE AMERICAN EDUCATION CORPORATION
                   ----------------------------------
                        7506 BROADWAY EXTENSION
                        -----------------------
                        OKLAHOMA CITY, OK 73116
                        -----------------------
                             1-800-34APLUS
                             -------------
                            www.amered.com
                            --------------

                           -Tables Follow-

                                                                  Pre06-01


The American Education Corporation
Earnings Release for the Fourth Quarter and Year-Ended 2005
March 31, 2006
Page 3

Statement of Income


                             Three Months         Three Months
                                Ended                Ended
                          December 31, 2005     December 31, 2004      %
                              (unaudited)          (unaudited)       Change
                         ------------------    ------------------    ------

Sales                        $ 1,831,982          $ 2,313,044         (21%)

Operating income (loss)
  from continuing
  operations                    (363,386)             (23,081)      (1474%)

Income (loss) from
  continuing operations
  before income taxes           (371,207)             (34,100)       (989%)

Income (loss) from
  continuing operations         (402,647)             (33,128)      (1115%)

Loss from discontinued
  operations                     (44,617)            (527,505)         92%

Net Income (loss)               (447,264)            (560,633)         20%

Earnings per share - diluted
Weighted average shares
  outstanding                 17,143,279          15,801,795

Continuing operations        $      (.02)        $      (.01)       (100%)
Discontinued operations             (.01)               (.03)         67%
                             -----------         -----------
Total                        $      (.03)        $      (.04)         25%
                             ===========         ===========

                            Twelve Months        Twelve Months
                                Ended                Ended
                          December 31, 2005     December 31, 2004      %
                              (audited)            (audited)         Change
                         ------------------    ------------------    ------

Sales                        $ 9,819,396          $10,186,517          (4%)

Operating income (loss)
  from continuing
  operations                    (610,587)           1,265,674        (148%)

Income (loss) from
  continuing operations
  before income taxes           (660,520)           1,204,616        (155%)

Income (loss) from
  continuing operations         (620,496)             710,943        (187%)

Loss from discontinued
  operations                    (229,431)          (1,054,203)         78%

Net Income (loss)               (849,927)            (343,260)       (148%)


Earnings per share - diluted
Weighted average shares
  outstanding                 17,143,279          15,801,795         (180%)

Continuing operations        $      (.04)        $       .05           86%
Discontinued operations             (.01)               (.07)
                             -----------         -----------         -----

Total                        $      (.05)        $      (.02)        (150%)
                             ===========         ===========         =====



The American Education Corporation
Earnings Release for the Fourth Quarter and Year-Ended 2005
March 31, 2006
Page 4


Balance Sheet Data


                             December 31,         December 31,
                                2005                  2004             %
                              (audited)            (audited)         Change
                          ------------------    -----------------    ------

Current Assets               $3,744,383           $3,102,531           21%

Total Assets                  7,834,377            8,277,572           (5%)

Current Liabilities           2,139,115            2,004,582            7%

Stockholders' Equity          4,542,787            5,392,714          (16%)



  Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) Disclosure of Calculations for the Fiscal Year-Ended December 31, 2005


                             Three Months Ended             Year Ended
                                December 31                December 31
                         -----------------------    -----------------------
                              2005       2004           2005         2004
                         -----------------------    -----------------------
                         (unaudited)  (unaudited)     (audited)    (audited)

Net income (loss)        $(447,264) $  (560,633)   $ (849,927)  $ (343,260)
Add back non-EBITDA
  items included in
  net income (loss):
Depreciation and
  amortization             451,957      887,159      1,679,160    2,143,034
Interest expense             7,821       11,019         49,933       61,058
Impairment of goodwill          --      625,431      1,215,015      625,431
Income tax (benefit)
  provision                  1,696   (1,017,869)      (174,623)    (523,224)
                         ---------  -----------     ----------   ----------
EBITDA                   $  14,210  $  (54,893)     $1,919,558   $1,963,039


EBITDA represents earnings (loss) from continuing operations before interest income, interest expense, income taxes, depreciation, amortization, other income and impairment of goodwill. The Company believes that EBITDA provides meaningful additional information concerning a company's operating results and its ability to service its long-term debt and other fixed obligations and to fund its continued growth. Many financial analysts consider EBITDA may be a meaningful indicator of future profitability. EBITDA should not be construed as an alternative to net income (loss) as determined in accordance with GAAP, as an alternative to cash flows from operating activities as determined in accordance with GAAP or as a measure of liquidity. Because EBITDA is not calculated in the same manner by all companies, it may not be comparable to other similarly titled measures of other companies. See the consolidated statement of cash flows in the consolidated financial statements filed in the Company's Form 10-KSB.